The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2014 Earnings Conference Call January 16, 2015 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form
10-K and our 2014 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees
Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings, accessible on the SEC’s website at
www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of total net interest income (purchase accounting accretion and the remainder, which we refer to as core net interest income), on the impact of purchase accounting accretion on net interest margin (core net interest margin being net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-
exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only.
These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About Us–Investor Relations,” which may include materials from investor presentations or in our annual, quarterly or current reports.

Successful 2014 Achievements
Grew loans, deposits, fee income and capital
Continued progress on strategic priorities
–
Fee income grew 4% vs FY13
(1)
Controlled expenses: noninterest expense decreased 2% vs FY13
Effectively managed overall credit quality
Strong Basel III capital position
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio of 10.0%
(2)
–
Capital actions
FY14 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$4.2 billion $7.30 1.28%
(1) See Reconcilement section of the Appendix. (2) Estimated as of December 31, 2014. For 4Q14, the resulting fully phased-in Basel III common equity Tier 1 capital ratio was calculated based on standardized approach RWAs and rules. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and
related information in the Appendix for further details. (3) Repurchased under our 2014 capital plan authorization of up to $1.5 billion of common stock for four quarter period 2Q14 through 1Q15. Ability to purchase full amount is subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings.
Repurchased 12.9 million common shares for $1.1 billion
(3)
Increased common stock dividend by 9% to $1.88

Higher Commercial Loans, Deposits and Liquidity
Average loans increased $3.1
billion
– Total Commercial grew $3.3
billion
– Total Consumer declined $.2
billion
Average deposits grew $5.6 billion
Spot loan balances grew 2%
Spot deposits at Federal Reserve
Bank increased $5.5 billion
Highlights
% change from:
Category (billions)
4Q14 3Q14 4Q13
Investment securities $54.2 0% (5%)
Total commercial lending $126.4 3% 9%
Total consumer lending 76.5 0% (2%)
Total loans $202.9 2% 4%
Interest-earning deposits with
banks $27.7 25% 165%
Total assets $339.6 3% 8%
Total deposits $229.4 2% 6%
Total equity $46.0 0% 7%
Average Balances
Linked quarter:
Prior Year Quarter:
Average loans grew 4%
Increased average interest-
earning deposits with banks by
165%
Average deposits increased 6%

Period-end common shares
outstanding down 5 million
Repurchased 6.1 million common
shares for approximately $500
million during the quarter
(8)
Capital remained strong
Basel III standardized approach
risk-weighted assets increased
$3.7 billion
Strong Capital Position
(1), (2) See Notes A and B respectively, in the Appendix for additional details. (3) December 31, 2014 ratios estimated. (4) See Estimated Transitional Basel III and Pro forma Fully
Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (5) Calculated using the regulatory capital methodology applicable to PNC during 2014. See Note C in the Appendix for further details. (6) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 4Q14, 3Q14 and
4Q13, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. (7) See Appendix for additional information related to TBV. (8) See Note 3 on Slide 3.
Highlights
Risk-weighted assets:
Dec. 31,
2014
Sept. 30,
2014
Dec. 31,
2013
Estimated Basel I risk-weighted assets
calculated in accordance with transition
rules for 2014
(1)
$281,379 $277,348 N/A
Estimated Basel III standardized approach
risk-weighted assets
(2)
$299,360 $295,665 $291,977
Transitional Basel III common equity
Tier 1
(5)
11.0% 11.1% N/A
Pro forma fully phased-In Basel III
common equity Tier 1
(6)
10.0% 10.1% 9.4%
Linked quarter:
Prior Year Quarter:
Pro forma fully phased-in Basel
III common equity Tier I capital
ratio increased 60 bps
TBV grew 10%
(7)
Tangible book value (TBV):
Dec. 31,
2014
Sept. 30,
2014
Dec. 31,
2013
Tangible book value per common share
(7)
$59.88 $59.24 $54.57
Book value per common share $77.61 $76.71 $72.07
Capital ratios:
(3,4)
(millions)

Revenue grew 3% primarily driven
by noninterest income growth
Higher expenses included $128
million of specific elevated items
(6)
Stable credit costs
Net income grew 2%
Delivered Consistent Profitability and Solid Returns
Highlights
(1) Amounts for the 2013 period have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. (2),(3),(4) See Notes D, E and F, respectively, in the Appendix for additional details.
(5) See Reconcilement section of the Appendix. (6) See Slide 9.
Linked quarter:
$Change from $Change from
(millions)
4Q14 3Q14 FY14 FY13
Net interest income
$2,097 ($7) $8,525 ($622)
Noninterest income
1,850 113 6,850 (15)
Total revenue
$3,947 $106 $15,375 ($637)
Noninterest expense
(1)
$2,539 $182 $9,488 ($193)
Pretax pre-provision
earnings
(2,5)
$1,408 ($76) $5,887 ($444)
Provision
52 (3) 273 (370)
Pretax earnings
(3)
$1,356 ($73) $5,614 ($74)
Net income $1,057 $19 $4,207 ($5)
Net income attributable
to diluted common shares
$981 22 $3,918 $2
4Q14 3Q14 FY14 FY13
Returns
ROAA
(4)
1.23% 1.25% 1.28% 1.38%
ROACE
(4)
9.67% 9.52% 9.91% 10.85%
Full Year 2014:
Revenue decreased 4% as a result
of lower NII
Noninterest expense declined 2%
Net income relatively stable

Average interest-earning assets
increased 9%
NII decreased 7% due to decreases
in Core NII and PAA
PAA lower as scheduled accretion
declined
NIM down due to lower loan yields
and liquidity-related actions
Average interest-earning assets
grew 3%
Core NII
(3)
increased 1% as a result
of average commercial loan growth
and higher prepayments which
impacted securities yields
NII declined modestly
– Lower PAA
Commercial Loan Growth Drove Higher Linked Quarter
Core NII
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See also Note G in the Appendix. (2) Core NIM is net interest margin (NIM) less (annualized PAA/average interest-earning assets). See Reconcilement section of the Appendix. (3) See Reconcilement section of the Appendix.
Core NII
(1)
$1,971 $14 $7,942 ($362)
Plus purchase
accounting accretion
(PAA)
126 (21) 583 (260)
Total NII $2,097 ($7) $8,525 ($622)
4Q14 3Q14 FY14 FY13
Margins
Net interest margin
(NIM)
2.89% 2.98% 3.08% 3.57%
Core NIM
(2)
2.72% 2.78% 2.88% 3.25%
Highlights
Linked quarter:
$Change from $Change from
(billions)
4Q14 3Q14 FY14 FY13
Average interest-earning
assets
$293.9 $9.0 $283.3 $22.7
(millions)
Full Year 2014:

Noninterest income growth of
7% included higher gains on
asset dispositions including a $94
million gain on the sale of PNC’s
Washington, D.C. building
Asset management revenue
declined entirely due to lower
earnings from PNC’s equity
investment in BlackRock
Noninterest income reflected
higher quality revenues due to
fee income growth
Fee income increased 4%
(2)
driven by growth in most of our
fee businesses
– Corporate services grew 17%
– Asset management up 13%
– Service charges on deposits
increased 11%
Fee income excluding residential
mortgage grew 10%
(2)
Diverse Businesses Drove Stable Linked Quarter Fee
Income
Highlights
(1) Asset management includes the Asset Management Group (AMG) and BlackRock. (2) See Reconcilement section of the Appendix. (3) Total other noninterest income includes the categories other income (including gains on asset dispositions), net gains (losses) on sales of securities and net-other-than-temporary impairments.
Linked quarter:
$Change from $Change from
(millions)
4Q14 3Q14 FY14 FY13
Asset management
(1)
$376 ($35) $1,513 $171
Consumer services
321 1 1,254 1
Corporate services
397 23 1,415 205
Residential mortgage
135 (5) 618 (253)
Service charges on
deposits
180 1 662 65
Fee income
(2)
$1,409 ($15) $5,462 $189
Total other noninterest
income
(3)
$441 $128 $1,388 ($204)
Total noninterest income
$1,850 $113 $6,850 ($15)
4Q14 3Q14 FY14 FY13
Noninterest income to total
revenue
47% 45% 45% 43%
Full Year 2014:

Disciplined Expense Management While Investing for
Growth
Noninterest expense grew 8%
Elevated fourth quarter expenses
included $128 million of:
– PNC Foundation contribution
– Higher legal and residential
mortgage compliance costs
– Increased fixed asset write-offs
Highlights
Linked quarter:
(1) See Note H in the Appendix. (2) CIP refers to PNC’s Continuous Improvement Program. (3) As required on adoption of Accounting
Standards Update 2014-01, 2013 periods have been updated for adoption of ASU 2014-01. This includes a reduction in noninterest expense for 2013 periods. The efficiency ratio for the 2013 period listed above has been updated to reflect the adoption of this ASU.
$ Change from $ Change from
(millions)
4Q14 3Q14 FY14 FY13
Personnel
$1,170 ($19) $4,611 ($132)
Occupancy
216 16 833 -
Equipment
234 14 859 96
Marketing
67 1 253 7
Other
852 170 2,932 (164)
Total noninterest expense
$2,539 $182 $9,488 ($193)
4Q14 3Q14 FY14 FY13
Efficiency ratio
(1,3)
64% 61% 62% 60%
Full Year 2014:
Noninterest expense decline of 2%
reflected disciplined expense
management and achievement of
CIP
(2)
savings initiatives

Overall credit quality
improved
4Q14 3Q14 4Q13 3Q14 4Q13
Nonperforming
loans
(1,2)
$2,510 $2,612 $3,088 (4%) (19%)
Total Past Due
(1,3)
$1,946 $2,006 $2,490 (3%) (22%)
Net charge-offs
$118 $82 $189 44% (38%)
Provision
$52 $55 $113 (5%) (54%)
4Q14 3Q14 4Q13
Loan loss
reserves to total
loans
(4)
1.63% 1.70% 1.84%
Relatively Stable Credit Quality
Highlights
(millions)
Overall credit quality
remained relatively stable
– Overall delinquencies
declined
– Net charge-offs
increased and were
.23% of average
loans
(5)
primarily due to
higher recoveries in
3Q14
– Provision for credit
losses stable
Maintained appropriate
reserves
% change from:
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale.
(2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.4 billion in 4Q14. (4) See Note I in the Appendix for additional details. (5) Net charge-offs to average loans for 4Q14 (annualized).
Linked quarter:
Full Year 2014:

Balance sheet	Loans	Modest growth
Income statement	Net interest income	Stable
	Fee income[2]	Down mid-single digits due to seasonality and client activity
	Noninterest expense	Down high single digits
	Loan loss provision	$50-$100 million

PNC

Outlook
(1)
– 1Q15 vs. 4Q14
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. (2) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should”
and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
– Changes in interest rates and valuations in debt, equity and other financial markets.
– Disruptions in the liquidity and other functioning of U.S. and global financial markets.
– The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
– Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
– Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
– Slowing or reversal of the current U.S. economic expansion.
– Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
– Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
• Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near
3.3 percent in 2015, boosted by lower oil/energy prices, and that short-term interest rates and bond yields will rise only slowly in the latter half of 2015.
These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the
Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and
Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the
“Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our 2014 Form 10-Qs, including in the Risk Factors and Risk
Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’
opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect
PNC’s or other company’s actual or anticipated results.

Notes
Explanatory Notes
(A) Includes credit and market risk-weighted assets.
(B) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(I) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(G) PNC believes that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.
(C) Transitional Basel III common equity Tier 1 capital ratio is common equity Tier 1 capital (using the definitions of, and deductions from, capital under Basel III, as such definitions and deductions are phased-in for 2014) divided by period-end Basel I risk-
weighted assets with 2014 transition adjustments as defined by the Basel III rules.
(E) Pretax earnings is income before income taxes and noncontrolling interests.
(H) Efficiency ratio calculated as noninterest expense divided by total revenue.
(D) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(F) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios in 2014 are based on the definitions of, and deductions from, capital under Basel
III (as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s estimated Transitional Basel III common equity Tier 1 ratio and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the
Basel III Tier 1 common ratio. In addition, on the next slide we provide information regarding
PNC’s Basel I Tier 1 common capital ratio during 2013, which was applicable to PNC through
2013 under the U.S. regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules adopted by the U.S. banking agencies differs materially from Basel I Tier 1 common capital. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital. Also, Basel I regulatory capital excludes accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
  Transitional Basel III   Pro forma Fully Phased-In Basel III
Dollars in millions
December 31, 2014 September 30, 2014 December 31, 2014 September 30, 2014 December 31, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock
$40,102 $39,808 $40,102 $39,808 $38,031
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,939)                          (8,914)                   (9,276)                     (9,234)                   (9,321)
Basel III total threshold deductions (217)                             (214)                      (1,085)                     (1,067)                   (1,386)
Accumulated other comprehensive income (b) (9) 100 153 501 196
All other adjustments (c) (15) (28) (77) (93) (64)
Estimated Basel III Common equity Tier 1 capital 30,922 $                       30,752 $               29,817 $                  29,915 $               27,456 $
Estimated Basel I risk-weighted assets calculated in accordance with transition rules
for 2014 (d) 281,379 $                     277,348 $             N/A N/A N/A
Estimated Basel III standardized approach risk-weighted assets (e) N/A N/A 299,360 $               295,665 $             291,977 $
Estimated Basel III advanced approaches risk-weighted assets (f) N/A N/A 286,450 $               289,405 $             290,080 $
Estimated Basel III Common equity Tier 1 capital ratio
11.0% 11.1% 10.0% 10.1% 9.4%
Risk-weight and associated rules utilized
Basel I (with 2014
transition
adjustments)
Basel I (with 2014
transition
adjustments)
Standardized Standardized Standardized
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches is utilized.
(d) Includes credit and market risk-weighted assets.
(e) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(f) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013
Basel I Tier 1 common capital
$28,484
Basel I risk-weighted assets 272,169
Basel I Tier 1 common capital ratio 10.5%
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress testing purposes). Our 2013 Form 10-K included additional information regarding our Basel I capital ratios.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.

Tangible Book Value per Common Share
%Change
Tangible Book Value per Common Share Ratio
12/31/14 vs.
9/30/14
12/31/14 vs.
12/31/13
Dollars in millions, except per share data
Dec. 31, 2014 Sept. 30, 2014 Dec. 31, 2013
Book value per common share (a)
77.61 $        76.71 $         72.07 $
1% 8%
Tangible book value per common share
Common shareholders' equity (a) 40,605 $       40,536 $        38,392 $
Goodwill and Other Intangible Assets (b) (9,595)          (9,559)           (9,654)
Deferred tax liabilities on Goodwill and Other Intangible Assets (b) 320             325               333
Tangible common shareholders' equity 31,330 $       31,302 $        29,071 $
Period-end common shares outstanding (in millions) 523             528               533
Tangible book value per common share (Non-GAAP)
59.88 $        59.24 $         54.57 $
1% 10%
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Amounts for the 2013 period have been updated to reflect the first quarter 2014 adoption of Accounting Standards
Update (ASU) 2014-01 related to investments in low income housing tax credits.
(b) Excludes the impact from mortgage servicing rights of $1.4 billion at December 31, 2014, $1.5 billion at September 30,
2014 and $1.6 billion at December 31, 2013.

Non-GAAP to GAAP Reconcilement
$ in millions Dec. 31, 2014 Sept. 30, 2014 Dec. 31, 2014 Dec. 31, 2013
Net interest margin, as reported 2.89% 2.98% 3.08% 3.57%
Purchase accounting accretion (1) $126 $147 $583 $843
Purchase accounting accretion, if annualized $500 $583 $583 $843
Avg. interest earning assets $293,905 $284,951 $283,305 $260,645
Annualized purchase accounting accretion/Avg. interest-earning assets 0.17% 0.20% 0.20% 0.32%
Core net interest margin (2) 2.72% 2.78% 2.88% 3.25%
For the three months ended For the year ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP financial measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-
earning assets.
$ in millions Dec. 31, 2014 Sept. 30, 2014 % Change Dec. 31, 2014 Dec. 31, 2013 % Change
Net Interest Income
Core net interest income (a) $1,971 $1,957 1% $7,942 $8,304 -4%
Total purchase accounting accretion
Scheduled accretion net of contractual interest 94 116 -19% 456 728 -37%
Excess cash recoveries 32 31 3% 127 115 10%
Total purchase accounting accretion 126 147 -14% 583 843 -31%
Total net interest income $2,097 $2,104 0% $8,525 $9,147 -7%
For the three months ended
(a) We believe that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.
For the year ended

Non-GAAP to GAAP Reconcilement
For the three months ended
$ in millions
Dec. 31, 2014 Sept. 30, 2014 % change Dec. 31, 2014 Dec. 31, 2013 % Change
   Net interest income $2,097 $2,104
0%
$8,525 $9,147
-7%
   Noninterest income $1,850 $1,737
7%
$6,850 $6,865
0%
Total revenue $3,947 $3,841
3%
$15,375 $16,012
-4%
Noninterest expense (1) ($2,539) ($2,357)
8%
($9,488) ($9,681)
-2%
Pretax pre-provision earnings (2) $1,408 $1,484
-5%
$5,887 $6,331
-7%
Net income (1) $1,057 $1,038
2%
$4,207 $4,212
0%
(1) Amounts for 2013 period have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update
(ASU) 2014-1 related to investments in low income housing tax credits.
(2) PNC believes that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the year ended
For the three months ended
$ in millions Dec. 31, 2014 Sept. 30, 2014 % change Dec. 31, 2014 Dec. 31, 2013 % change
Asset management $376 $411 $1,513 $1,342
Consumer services $321 $320 $1,254 $1,253
Corporate services $397 $374 $1,415 $1,210
Residential mortgage $135 $140 $618 $871
Service charges on deposits $180 $179 $662 $597
Total fee income $1,409 $1,424 -1% $5,462 $5,273 4%
Residential mortgage $135 $140 $618 $871
$1,274 $1,284 -1% $4,844 $4,402 10%
Net gains on sales of securities $0 $0 $4 $99
Net other-than-temporary impairments ($7) ($1) ($11) ($16)
Other $448 $314 $1,395 $1,509
   Total noninterest income, as reported $1,850 $1,737 7% $6,850 $6,865 0%
For the year ended
Fee income, adjusted for residential mortgage